Exhibit 10.21

                                 EXECUTION COPY

                            INVESTOR RIGHTS AGREEMENT


                  THIS INVESTOR RIGHTS AGREEMENT (this "Agreement") dated as of June 25, 2003, by and between INTEGRATED BIOPHARMA, INC., a Delaware corporation (the "Company") and the investor listed below (the "Investor").

                   WHEREAS, the Company has commenced a private offering of shares of Series A Convertible Preferred Stock (the "Series A Preferred") up to $20,000,000 and warrants ("Warrants") for 175,000 shares of the Company's common stock (the "Offering");

                  WHEREAS, the Company has entered into a certain Subscription Agreement with the Investor dated the date hereof pursuant to which the Investor has subscribed for 9,500 shares of Series A Preferred for a purchase price of $9,500,000, a copy of which Subscription Agreement is attached hereto as Exhibit A and the Warrants;

                  WHEREAS, the Company and the Investor desire to enter into this Agreement to provide for certain registration rights of Investor as a holder of the Series A Preferred and the Warrants;

                  WHEREAS, unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 10 hereof.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the parties agree as follows:

1. Registration Rights.

(a) Requests for Registration. After January 1, 2004, the Holder of Registrable Securities will be entitled to request registration under the Securities Act of all or any part of the Registrable Securities on Form S-1 (or any successor to such form) (a "Demand Registration") provided that the Company shall not be obligated to effect more than one (1) registration of the Registrable Securities, whether by demand registration, piggy-back registration or otherwise. The Company shall use its best efforts to cause such Registrable Securities to be registered under the Securities Act; provided that the Company shall have the right to delay such registration under certain circumstances for one period not in excess of one hundred twenty (120) days in any twelve (12) month period and shall not be obligated to effect a registration: (i) during the one hundred eighty (180) day period commencing on the date of the Company's next public offering; or (ii) if the Company delivers notice to the Holders within thirty (30) days of any registration request of its intent to file a registration statement for such initial public offering within ninety (90) days. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to any other Holders of Registrable Securities. The Company will include in such registration all Registrable Securities with respect to which it has received written requests for inclusion therein within thirty (30) days after receipt of the Company's notice subject to the limitations set forth herein. The Company shall cause its management to cooperate fully and to use its best efforts to support the registration of the Registrable Securities and the sale of the Registrable Securities pursuant to such registration as promptly as is practicable. Such cooperation shall include, but not be limited to, management's attendance and reasonable presentations in respect of the Company at road shows with respect to the offering of Registrable Securities.

(b) Right to Piggyback. The Holders shall be entitled to "piggy-back" registration rights whenever the Company proposes to register any of its securities under the Securities Act or on any demand registrations of any other investors and the registration form to be used may be used for the registration and contemplated disposition of Registrable Securities (a "Piggyback Registration"). This Piggyback Registration right shall be subject to the right of the Company and its underwriters to reduce the number of shares proposed to be registered pro rata in view of market conditions. If the number of shares of the Investor and any other investors, as applicable, are to be so reduced, then no party shall sell shares in such registration other than the Company or the Investor, if any, invoking the demand registration. In any such registration the shares to be sold by the Investor shall not be reduced below 30% of the total amount of securities included in such registration. No investor or stockholder of the Company shall be granted piggyback registration rights which would reduce the number of shares includable by the Holders of the Registrable Securities in such registration without the consent of the Holders of at least two-thirds of the Registrable Securities. In the case of any such proposed registration, the Company will give prompt written notice to all the Holders of Registrable Securities. The Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the receipt of the Company's notice subject to the limitations set forth above.

(c) Expenses. The Company shall bear the Registration Expenses of all such Demand or Piggyback Registrations.

(d) Other Restrictions. The Company hereby agrees that if it has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1(a) or Section 1(b) and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act except on Form S-8 or any other similar form for employee benefit plans, whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three (3) months has elapsed from the effective date of such previous registration or, if sooner, until all Registrable Securities included in such previous registration have been sold.
(e) Transfer of Registration Rights. The Demand and Piggyback Registration Rights provided in Section 1(a) and Section 1(b) of this Agreement may be transferred together with the Registrable Securities to (i) any partner or retired partner of any Holder which is a partnership; (ii) any member or former member of any Holder which is a limited liability company; (iii) any family member or trust for the benefit of any individual holder, or (iv) any transferee that satisfies the criteria to be a Major Investor (as defined herein); provided the Company is given written notice thereof.

         (f) Lock-Up Period. The Investor agrees that in the event of an underwritten offering of the Company's common stock, if the underwriter requires that the Company's officers, directors and holders of at least one (1%) percent of the Company's common stock to agree to a Lock-Up Period (as defined herein), then the Investor shall agree not to sell its shares of Registrable Securities for a period not to exceed one hundred and eighty (180) days following the effective date of the Company's public offering (the "Lock-Up Period").

2. Registration Procedures. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 1(a) or Section 1(b) of this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i) prepare and file with the Commission a registration statement with respect to such Registrable Securities, which registration statement will state that the Holders of Registrable Securities covered thereby may sell such Registrable Securities either under such registration statement or, at any Holder's proper request, pursuant to Rule 144 (or any successor rule under the Securities Act), and use its best efforts to cause such registration statement to become effective;

(ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(iv) use its best efforts to register or qualify, if applicable, such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction);

(v) within one (1) business day of its occurrence, notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vi) cause all such Registrable Securities to be listed on each securities exchange or market on which similar securities issued by the Company are then listed;

(vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(viii) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

(ix) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 1(a) or Section 1(b), if the method of distribution is by means of an underwriting, on the date that the shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Securities becomes effective, (A) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, as to such matters as such underwriters or the Holders holding a majority of the Registrable Securities included in such registration, as the case may be, may reasonably request; and (B) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request (x) stating that they are independent certified public accountants within the meaning of the Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Act and (y) covering such other financial matters (including information as to the period ending not more than five business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the Holders holding a majority of the Registrable Securities included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction.
3. Right of Participation. In the event the Company proposes to offer the New Securities to any person, the Investor and any Holders who purchase at least one thousand (1,000) shares of Series A Preferred (a "Major Investor") shall have the right to purchase a pro rata portion of such New Securities, with such pro rata portion to be determined based on the ratio of the number of shares of the Investor's Registrable Securities over the number of shares of the Company's issued and outstanding common stock ("Right of Participation"). Any New Securities not subscribed for by an eligible investor may be reallocated among other eligible investors. Such Right of Participation shall terminate upon a Qualified Offering (and shall not include a Qualified Offering). If the Investor does not notify the Company of its intention to participate within fifteen (15) days of the Company's notice of the offering of New Securities, the Right of Participation shall lapse for such offering of New Securities.
4.       Indemnification.
(a) The Company will indemnify each Holder, each Holder's officers, directors, employees, agents, members and partners, and each Person controlling, controlled by or under common control with such Holder, with respect to which registration, qualification or compliance of such Holder's securities has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document (including any related registration statement notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each Holder's officers, directors, employees, agents, members and partners, and each Person controlling each such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable to a Holder in any such case to the extent that any such claim, loss, damage, liability or action arises out of or is based on any untrue statement or omission of material fact based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.
(b) Each Holder and Requesting Stockholder will severally, not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of the Company's directors and officers and each underwriter, if any, of the Company's securities covered by such registration statement, each Person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other Holder, Requesting Stockholder or any other holder of securities included in the offering and each of their respective officers, directors, employees, agents, members and partners, and each Person controlling such other Holder, Requesting Stockholder and any other holders of securities included in the offering, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, its officers and directors, each underwriter, each Person controlling the Company or such underwriter, each other Holder and Requesting Stockholders, their officers, directors, employees, agents, members, partners and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Requesting Stockholder and stated to be specifically for use therein; provided, however, that the obligations of each such Holder and Requesting Stockholder hereunder shall be limited to an amount equal to the net proceeds (after deduction of underwriting discounts and selling commissions, if any) received by each such Holder or Requesting Stockholder of securities sold as contemplated herein. (c) Each party entitled to indemnification under this Section 4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless such failure has had a material adverse effect on such claim. The parties to this Agreement reserve any rights to claim under this Agreement for damages actually incurred by reason of any failure of the Indemnified Party to give prompt notice of a claim. To the extent counsel for the Indemnifying Party shall in such counsel's reasonable judgment, have a conflict in representing an Indemnified Party in conjunction with the Indemnifying Party or other Indemnified Parties, such Indemnified Party shall be entitled to separate counsel at the expense of the Indemnifying Party subject to the approval of such counsel by the Indemnified Party (whose approval shall not be unreasonably withheld). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and any litigation resulting therefrom.

         5. Restrictive Legend. Each certificate representing the Series A Preferred Stock or any Shares or other securities issued in respect thereof, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws and any other applicable agreement(s)):

                  "THIS SERIES A PREFERRED STOCK CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH SERIES A PREFERRED STOCK CERTIFICATE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH SERIES A PREFERRED STOCK CERTIFICATE MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

         6. Information by the Holders and Requesting Stockholders. Each Holder of Registrable Securities, and each Requesting Stockholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Requesting Stockholder and the distribution proposed by such Holder or Requesting Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         7. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

         (a) make and keep public information available as those terms are understood and defined and interpreted in and under Rule 144 under the Securities Act ("Rule 144"), at all times from and after the date hereof;

         (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

         (c) so long as the Holders own any Restricted Securities, furnish to the Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as any Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing any Holder to sell any such securities without registration.

         8. Participation in Underwritten Registrations. Subject to the right of any Holder or Holders to withdraw any request for registration, no Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable and customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         9. Selection of Underwriters. If any Demand Registration is an underwritten offering, the Holders of sixty and two-thirds percent (66 2/3%) of the Registrable Securities included in such registration in the event of any other registration shall have the right to select the investment banking firm to be lead manager of the offering, subject to the approval of the Company (which approval will not be unreasonably withheld). If any registration other than a Demand Registration is an underwritten offering, the Company will have the right to select the investment banking firm to be lead manager of the offering.

         10. Definitions. As used herein, the following terms have the following meanings:

              "Act" means the Securities Act of 1933, as amended.

              "Commission" means the Securities and Exchange Commission.
               ----------

              "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              "Holders" means the Investors or any Person to whom an Investor or transferee(s) of an Investor has assigned, transferred or otherwise conveyed the Securities or the Shares.

              "New Securities" means any capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; exclusive of the following: (i) securities purchased under the Subscription Agreement; (ii) securities issued upon conversion of the Series A Preferred; (iii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity; (iv) securities issued in connection with any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument; (v) securities issued to employees, consultants, officers, directors or advisors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors; (vi) securities issued in connection with obtaining lease financing, whether issued to a lender, lessor, guarantor or other person and approved by the Board of Directors; (vii) securities issued to leasing companies, landlords, lenders and other providers of goods and services to the Company and approved by the Board of Directors; (viii) securities issued in a public offering pursuant to a registration under the Securities Act; (ix) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; (x) securities issued in connection with strategic transactions involving the Company and other entities, including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology license, transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, have been approved by the Company's Board of Directors; and (xi) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (x) above.

              "Qualified Offering" means a public offering of shares of the common stock of the Company by the Company at a per share price not less than the conversion price per each share of Series A Preferred for that year (as adjusted for stock splits, dividends, subdivision, combination, reorganization, reclassification or similar events) and for a total offering of not less than $5 million (before deduction of underwriters commissions and expenses).

              "Person" means any individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

              "Registrable Securities" means any Shares issued or issuable upon the exercise or conversion of the Securities (including any Securities that may be issued as interest with respect to any Security) or in respect of the Shares issued or issuable upon the exercise or conversion of any Securities upon any stock split, stock dividend, recapitalization or similar event and the shares of the Company's common stock underlying the Warrants.

              "Registration Expenses" means, exclusive of underwriting discounts and commissions, all expenses incurred by the Company in compliance with Section 1 of this Agreement, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel of the Company, blue sky fees and expenses, and reasonable fees and disbursements of one special counsel of the Investor not to exceed $25,000.

              "Restricted Securities" means the securities of the Company required to bear or bearing the legend set forth in Section 5 of this Agreement.

              "Requesting Stockholders" means holders of securities of the
               Company entitled to have securities included in any registration pursuant to Section 1(b) and who shall request such inclusion.

              "Securities Act" means the Securities Act of 1933, as amended.

              "Shares" means the shares of common stock which may be issued upon the exercise of all or a portion of the Securities. The term Shares does not include any other shares of common stock or other capital stock of the Company.

         11. Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         12. Term. The term of this Agreement shall commence on the date hereof (the "Effective Date") and shall continue in full force and effect until the fifth anniversary of the Effective Date whereupon the term of this Agreement shall expire.

         13. Amendments and Waivers. The provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Holders of sixty and two-thirds percent (66 2/3%) of the Registrable Securities.

         14. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Investor or Holder upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder or Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence, therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any Investor or Holder of any provisions or conditions of this Agreement must be, made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         15. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. The registration rights provided in this Agreement may be transferred without restriction and shall inure to and be enforceable by any and all Holders of Registrable Securities, including, without limitation, any successors, assigns, transferees, heirs, executors and administrators of the Investors.

         16. Severability. Unless otherwise expressly provided herein, each Investor's or Holders rights and obligations hereunder are several rights and obligations, not rights and obligations jointly held with any other person. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         17. Counterparts; Facsimile Transmission. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Agreement.

         18. Descriptive Headings. The titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         19. Governing Law. This Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of Delaware wherein the terms of this Agreement were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         20. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or 48 hours after deposited in the United States mail, certified or registered to the recipient by postage prepaid or by facsimile. Such notices, demands and other communications shall be sent to the Investor and to the Company at the address of its corporate headquarters set forth below or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

To the Company:

         Integrated BioPharma, Inc.
         225 Long Avenue
         New Jersey, 07205
         Attention: Chief Executive Officer
         Tel: 973-926-0816
         Fax: 973-926-1735

To Carl DeSantis:

         =============
         Tel:  ____________________
         Fax: ____________________




                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           COMPANY

                           INTEGRATED BIOPHARMA, INC.

                              By: /s/ E. Gerald Kay
                              Name:    E. Gerald Kay
                              Title:   Chief Executive Officer


                              By:  /s/ Carl DeSantis
                              Name: Carl DeSantis